Exhibit 99.1

Zymeworks Announces Filing and Mailing of Materials for the Special Meeting to Approve Redomicile to Delaware

•	Redomicile anticipated to enhance long-term value for securityholders, provide opportunities for increased value of Zymeworks common shares, and better position the Company for future growth

•	Zymeworks Board recommends that Zymeworks securityholders vote FOR the Redomicile resolution

•	To vote, contact Kingsdale Advisors at 1-855-476-7981 (within North America) or at 1-416-867-2272 (outside North America), or at contactus@kingsdaleadvisors.com

Vancouver, Canada and Seattle, Washington – September 8, 2022 — Zymeworks Inc. (“Zymeworks” or the “Company”) (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced that the proxy statement (“Proxy Statement”) and related materials, dated September 2, 2022 for its special meeting of securityholders (the “Special Meeting”) have been filed publicly and are being mailed to securityholders. The Special Meeting will be held on Friday, October 7, 2022, at 9:00 a.m. Pacific time at the Pearl Room, Fairmont Pacific Rim, 1038 Canada Place, Vancouver, BC V6C 0B9 to approve the previously announced plan to become a Delaware corporation (the “Redomicile”). The record date for the meeting is August 24, 2022. Proxies submitted must be received by 9:00 a.m. Pacific time on Wednesday, October 5, 2022.

At the Special Meeting, Zymeworks securityholders will be asked to consider the Redomicile resolution to approve a series of transactions, including a corporate redomicile (collectively, the “Redomicile Transactions”). Pursuant to the Redomicile Transactions, holders of Zymeworks’ common shares will receive one share of common stock of Zymeworks Delaware Inc., a wholly-owned subsidiary of Zymeworks Inc., and which will become the parent corporation in connection with the completion of the Redomicile (“New Zymeworks”), or one exchangeable share in the capital of an indirect, wholly-owned subsidiary of New Zymeworks, as applicable, for each Zymeworks’ common share owned immediately prior to the Redomicile Transactions (with the aggregate number of exchangeable shares issued subject to a cap) as further outlined in the proxy statement.

The board of directors of Zymeworks (the “Zymeworks Board”) recommends that Zymeworks securityholders vote FOR the Redomicile resolution. The Company believes that the Redomicile will enhance long-term value for securityholders, as well as better position the Company for future growth. The Company also believes that the Redomicile may provide greater opportunities to expand its institutional investor base and may enable New Zymeworks to be eligible for inclusion in certain leading indices, providing opportunities for increased value of Zymeworks common shares and enabling New Zymeworks to be more closely aligned with its peers in the biotechnology sector. Moreover, the Zymeworks Board believes that, if zanidatamab is approved, the United States will be a key geography for the commercialization of zanidatamab, and that a significant portion of counterparties in potential monetization opportunities for the Company’s early-stage product candidates are located in the United States.

Subject to receipt of necessary approvals, including from securityholders, the New York Stock Exchange and the Supreme Court of British Columbia, it is anticipated that the Redomicile will be completed as soon as practicable following the date of the Special Meeting. A Notice of Special Meeting and Proxy Statement/Prospectus and a form of proxy or voting instruction form are being mailed to all securityholders and will also be available under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov.

Your vote is very important regardless of the number of Zymeworks common shares, Zymeworks warrants and/or Zymeworks incentive awards that you own. If you have questions or need help voting, contact Kingsdale Advisors at 1-855-476-7981 (within North America), or at 1-416-867-2272 (outside North America), or by email at contactus@kingsdaleadvisors.com.

Advisors

Kingsdale Advisors is acting as strategic securityholder advisor, proxy solicitation agent, information agent and communications advisor to the Company.

Important Information for Investors and Securityholders

This communication is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed change of domicile to Delaware (the “Redomicile”), Zymeworks has caused its subsidiary New Zymeworks to file a registration statement on Form S-4, which includes New Zymeworks’ prospectus as well as Zymeworks’ proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and the appropriate Canadian securities regulatory authorities. Zymeworks will mail the Proxy Statement/Prospectus to its shareholders and holders of its warrants and outstanding equity awards in connection with the proposed Redomicile. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, NEW ZYMEWORKS, THE REDOMICILE, AND RELATED MATTERS. Investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Zymeworks or New Zymeworks through the website maintained by the SEC at www.sec.gov (“EDGAR”). Investors and securityholders are also able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with Canadian securities regulatory authorities by Zymeworks, through the website maintained by the Canadian Securities Administrators at www.sedar.com (“SEDAR”). In addition, investors and securityholders are able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Redomicile. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the proposed Redomicile, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022. This document is available free of charge as described above.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the discovery, development and commercialization of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody currently being evaluated in multiple Phase 1, Phase 2, and pivotal clinical trials globally as a targeted treatment option for patients with solid tumors that express HER2. Zymeworks’ second clinical candidate, zanidatamab zovodotin (ZW49), is a novel bispecific HER2 -targeted antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with global biopharmaceutical companies. For more information on our ongoing clinical trials visit www.zymeworksclinicaltrials.com. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to the timing and completion of the Redomicile; expected benefits of the Redomicile; opportunities to enhance long-term value for securityholders as a U.S. corporation; opportunities to expand the institutional investor base; eligibility for inclusion in certain leading indices; ability to commercialize zanidatamab in the United States; and other information that is not historical information. When used herein, words such as “intention”, “subject to”, believes”, “propose”, “will”, “future”, “may”, “anticipates”, “pending”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required securityholder, stock exchange and court approvals; the anticipated last day of trading Zymeworks common shares on the NYSE and the anticipated trading of shares of common stock of New Zymeworks following the completion of the Redomicile; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile may not be achieved; the receipt of securityholder, stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile may not be obtained; the anticipated tax consequences and impact of the Redomicile to Zymeworks securityholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

Investor inquiries:

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

(604) 678-1388

media@zymeworks.com